Loans receivable, net (Loans Receivable Maturity Due) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Loans receivable, net
2020	$ 33,886
2021	4,647
2022	654
2023	233
2024	248
2025 and thereafter	1,511
Total	$ 41,179	$ 37,066